UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2021 (July 26, 2021)

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street 25th Floor Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01 Entry into a Material Definitive Agreement.

On July 26, 2021, the Company and CBRE Titan Acquisition Co. Limited, a wholly-owned subsidiary of the Company (“Buyer”), entered into an Acquisition Agreement (the “Purchase Agreement”) with Turner & Townsend Partners LLP (“Seller”), pursuant to which Buyer will acquire a 60% ownership interest in Turner & Townsend Holdings Limited (“Turner & Townsend”) (the “Transaction”).

Buyer shall pay to Seller a sum equal to £960,000,000, subject to certain adjustments pursuant to the Purchase Agreement (the “Consideration”), 55% of which shall be paid at the completion of the Transaction (“Completion”) and the remaining 45% of which shall be paid in two instalments of 25% and 20% on the third anniversary and the fourth anniversary of Completion, respectively, subject to potential further deferral of portions of such deferred Consideration on terms specified in the Purchase Agreement.

The Purchase Agreement contains customary warranties with respect to Turner & Townsend and its subsidiaries, Seller, Buyer and the Company. Pursuant to the Purchase Agreement, the Company guarantees the obligations of Buyer under the Purchase Agreement. Seller has also agreed to customary interim operating covenants, including that Turner & Townsend will operate in the ordinary course of business.

Completion is subject to certain conditions, including (i) the absence of any law prohibiting or order preventing the consummation of the Transaction, (ii) the receipt of certain regulatory approvals, including antitrust and merger control approvals in the United States, Germany, Ireland and certain other countries and approval by the Foreign Investment Review Board of Australia, (iii) the delivery to Buyer of restrictive covenant undertakings from a requisite number of the partners in Seller and (iv) the completion of a certain restructuring relating to Turner & Townsend. Subject to the terms of the Purchase Agreement, either Seller or Buyer will have the right to terminate the Purchase Agreement if any of the conditions to Completion have not been satisfied or waived by 5:00 p.m. (London time) on March 31, 2022 or such other date as the parties may agree in writing.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by reference.

A copy of the Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties. In particular, the Purchase Agreement contains representations, warranties, covenants and agreements that were made as of specific dates and only for the benefit of the parties to the Purchase Agreement and are qualified by information included in confidential disclosure schedules. Moreover, certain representations, warranties, covenants and agreements in the Purchase Agreement were made for the purpose of allocating risk between the parties to the Purchase Agreement rather than establishing matters as facts. Accordingly, the representations, warranties, covenants and agreements in the Purchase Agreement should not be relied upon as characterizations of the actual state of facts about the parties to the Purchase Agreement.

Item 7.01. Regulation FD Disclosure.

On July 27, 2021, the Company and Turner & Townsend issued a joint press release announcing the transactions contemplated by the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain of the statements in this Current Report on Form 8-K regarding the planned acquisition of a 60% ownership interest in Turner & Townsend that do not concern purely historical data are forward-looking statements within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our management’s expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Accordingly, actual performance, results and events may vary materially from those indicated in forward-looking statements, and you should not rely on forward-looking statements as predictions of future performance, results or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in forward-looking statements, including, but not limited to, the continued growth of the commercial real estate, infrastructure and natural resources markets globally, and the ability of CBRE and Turner & Townsend to work both cooperatively and independently to capture opportunities in these markets as well as other risks and uncertainties discussed in our filings with the U.S. Securities and Exchange Commission (SEC). Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. For additional information concerning factors that may cause actual results to differ from those anticipated in the forward-looking statements and other risks and uncertainties to our business in general, please refer to our SEC filings, including our Form 10-K for the fiscal year ended December 31, 2020 and Form 10-Q for the quarter ended March 31, 2021. Such filings are available publicly and may be obtained from our website at www.cbre.com or upon request from the CBRE Investor Relations Department at investorrelations@cbre.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Acquisition Agreement, dated as of July 26, 2021, among Turner & Townsend Partners LLP, CBRE Titan Acquisition Co. Limited, CBRE Group, Inc.*

99.1	Joint Press Release of CBRE Group, Inc. and Turner & Townsend Holdings Limited, issued July 27, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish to the Securities and Exchange Commission a copy of such schedules and exhibits, or any section thereof, upon request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2021	CBRE GROUP, INC.

	By:	/s/ Madeleine Barber
Madeleine Barber
Deputy CFO and Chief Accounting Officer